UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 31, 2018

TOYOTA AUTO RECEIVABLES 2018-A OWNER TRUST
(Exact name of Issuing Entity as specified in its charter)

TOYOTA AUTO FINANCE RECEIVABLES LLC
(Exact name of Depositor / Registrant as specified in its charter)

TOYOTA MOTOR CREDIT CORPORATION
(Exact name of Sponsor as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-205778 333-205778-09	95-4836519 38-7152145
(Commission File Number)	(IRS Employer Identification No.)

6565 Headquarters Drive, W2-3D, Plano, Texas	75024-5965
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 486-9020

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K filed by the Registrant at approximately 2:12 p.m. (EST) on January 31, 2018 (the “Original Form 8-K”).  The Original Form 8-K is being amended hereby solely for the purpose of including, in the descriptions of the Exhibits contained in the Exhibit Index, hyperlinks to those Exhibits.  This Form 8-K/A does not update, modify or amend any other information or any other exhibits as filed with the Original Form 8-K.

Item 8.01.  Other Events.

Morgan, Lewis & Bockius LLP has been retained by the Registrant as counsel for its Registration Statement on Form SF-3 (Commission File No. 333-205778) in connection with various transactions.  Legal opinions by Morgan, Lewis & Bockius LLP and Richards, Layton & Finger, P.A. to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 5.2 and Exhibit 8.1.

Item 9.01.  Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

5.1	Opinion of Morgan, Lewis & Bockius LLP as to legality (including consent of such firm).

5.2	Opinion of Richards, Layton & Finger, P.A. with respect to due authorization, enforceability and legality (including consent of such firm).

8.1	Opinion of Morgan, Lewis & Bockius LLP as to certain tax matters (including consent of such firm).

23.1	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1 and Exhibit 8.1).

23.2	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2).

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Morgan, Lewis & Bockius LLP as to legality (including consent of such firm).

5.2	Opinion of Richards, Layton & Finger, P.A. with respect to due authorization, enforceability and legality (including consent of such firm).

8.1	Opinion of Morgan, Lewis & Bockius LLP as to certain tax matters (including consent of such firm).

23.1	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1 and Exhibit 8.1).

23.2	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA AUTO FINANCE RECEIVABLES LLC

By:	/s/ Cindy Wang________________________
	Name:	Cindy Wang
	Title:	Secretary

Date: January 31, 2018